ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT ("Agreement") is made and entered into as of January __, 2000 (the "Effective Date") by and between Amerifit Nutrition, Inc. ("Seller"), a Delaware corporation with its principal place of business at 166 Highland Park Drive, Bloomfield, Connecticut 06002, Biomune Systems, Inc., a Nevada corporation with its principal place of business at 24015 Foothill Drive, Salt Lake City, Utah 84109 ("Biomune"), and Optim Nutrition, Inc. ("Buyer"), a Utah corporation which is a wholly-owned subsidiary of Biomune, and with its principal place of business at 2401 S. Foothill Drive, Salt Lake City, Utah 84109.

RECITALS:

         A. Seller is the owner of the Transferred Assets (as defined below) relating to the Seller's NiteBite(R)Timed-Released Glucose Bar(TM)product (the "Product").

         B. Buyer desires to purchase the Transferred Assets from Seller and license, on an exclusive basis within the therein-defined market and on a non-exclusive basis elsewhere, the Licensed Trademark from Seller, and Seller desires to sell, assign and transfer such Transferred Assets to Buyer and license such Licensed Trademark to Buyer, pursuant to the terms and conditions of this Agreement and the Buyer License Agreement (as defined below).

         Therefore, in consideration of the mutual covenants and agreements contained herein, the sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS:

1        DEFINITIONS

         1.1 The "Assumed Contract" shall mean that certain Supply Agreement relating to the Product between Medical Foods, Inc. (Seller's predecessor in interest) and Nellson Nutraceutical, dated May 28, 1997.

         1.2      "Buyer License Agreement" shall have the meaning set forth in
Section 2.3.

         1.3 "Deliverables" shall mean the materials listed in Schedule 1.3 hereto.

         1.4 "Existing Agreement" shall mean that certain Product License and Distribution Agreement dated September 25, 1998 by and between Buyer and Seller.

         1.5 "Intellectual Property" shall mean all intellectual property rights relating to the Product, including without limitation all patents, trademarks (including all associated goodwill), copyrights, trade secrets, draft and filed patent applications or continuations, website domain names, toll free numbers, and trademark and copyright applications, as specifically listed in Schedule 1.5; provided, that "Intellectual Property" shall not include the Licensed Trademark.

         1.6 "Licenses" shall mean all registrations, licenses, approvals, certificates, permits, consents, authorizations, and all draft and filed applications for any of the foregoing, relating specifically to the manufacture or sale of the Product, to the extent the transfer thereof to Buyer is permitted by law or by any agreement between Seller and any third party, as specifically listed in Schedule 1.6.

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         1.7      "Licensed Trademark" shall mean the trademark "Timed-Release
Glucose Bar(TM)".

         1.8 "Liens" shall mean any and all liens, security interests, licenses, encumbrances and other third party claims of any type, whether accrued, absolute or contingent, specifically including any and all royalty or license fee payment obligations owed to third parties by Seller in connection with the distribution or sale of the Product.

         1.9      "Product" shall have the meaning set forth in Recital A above.

         1.10 "Records" shall mean all books, files and records relating to the Product, including all customer lists, customer databases and promotional materials.

         1.11 "Related Assets" means the following assets which are owned by or licensed to Seller with the right to transfer as provided herein: all know-how related to or used in the manufacture or sale of the Product, to the
extent necessary  to  manufacture,   sell  and  otherwise  exploit  same  as
currently manufactured or sold, as well as existing improvements, modified versions, designs, technology, inventions, works of authorship, trade secrets, formulas, processes, techniques, concepts, methods, ideas, research and lab notes, files, test data, research, specifications, concepts, work papers, and work product related to the Product if any exist at the Closing Date, regardless of whether any or all of the foregoing constitutes copyrightable or patentable subject matter. For purposes of this Agreement, "Related Assets" shall not include the Licensed Trademark.

         1.12 "Transferred Assets" shall mean the Product (other than the Licensed Trademark), the Intellectual Property, the Licenses, the Related Assets and the Records.

         1.13 All other initially capitalized terms shall have the meanings assigned to them in this Agreement.

2        ASSIGNMENT AND SALE

         2.1 Assignment of Transferred Assets. Seller hereby assigns and transfers to Buyer, effective at the Closing, all of Seller's right, title and interest in and to the Transferred Assets.

         2.2 Assumed Contract. The parties acknowledge and agree that Seller has previously assigned the Assumed Contract to Biomune. To the extent that any additional actions may hereafter become necessary or reasonably advisable inorder to complete such assignment, the parties agree to take such actions.

         2.3 Buyer License Agreement. Effective on the Closing Date, Seller shall enter into a License Agreement substantially in the form of Exhibit D attached hereto with respect to the Licensed Trademark (the "Buyer License Agreement").

3        CONSIDERATION.

         3.1 Consideration to be Paid. In consideration for the assignment and transfer of the Transferred Assets as set forth in Section 2, the license of the Licensed Trademark as set forth in the Buyer License Agreement, and the covenants set forth in Section 9 below, Buyer shall pay and deliver the following consideration (the "Purchase Price") to Seller:


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

             3.1.1 Cash Payment. On the Closing Date, Buyer shall pay to Seller the amount of six hundred fifty thousand dollars ($650,000.00) by wire transfer to an account designated by Seller.

             3.1.2 Stock Transfer. On the Closing Date, Buyer shall also transfer to Seller two hundred thousand (200,000) shares of the common stock of Biomune (the "Biomune Common Stock"). The shares of Biomune Common Stock to be transferred to Seller will not have been registered and will be "restricted securities" under the Securities Act of 1933, as amended (the "Securities Act") and the rules promulgated thereunder, and may be resold without registration under the Securities Act only in certain limited circumstances. Each certificate evidencing shares of Biomune Common Stock will bear the legends required by state securities laws as well as the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION WITHOUT AN EXEMPTION UNDER THE ACT OR AN OPINION OF LEGAL COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

             3.1.3    Registration Rights.

                 3.1.3.1 Registration. Commencing on the 181st day following the execution of this Agreement, and for a period of 18 months thereafter, Seller shall have the right to demand, once only, that Biomune file a registration statement under the Securities Act of 1933, as amended ("Securities Act") for the shares issued to Seller under this Agreement. Promptly after receipt of such demand, Biomune shall (i) file with the Securities and
Exchange   Commission   ("SEC")  a registration  statement on Form S-3 (or such
other form as may then be available to Biomune for the registration of its shares for sale by a selling shareholder) with respect to no fewer than 2/3 of the shares of Biomune common stock issued to Seller under this Agreement (such registration statement, together with any amendment and supplement filed in connection therewith, the "Registration Statement") and shall use its reasonable best efforts to cause the Registration Statement to become effective as promptly as practicable after filing and to keep Registration Statement effective until the Termination Date (as hereinafter defined); (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary, and comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in the Registration Statement until the Termination Date (as hereinafter defined); (iii) furnish to Seller such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act, and such other documents, as Seller may reasonably request in order to effect the offer and sale of the shares to be offered and sold, but only while Biomune shall be required under the provisions hereof to cause the registration statement to remain current; and (iv) use reasonable efforts to register or qualify the shares of Biomune common stock covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as Seller shall reasonably request (provided that Biomune shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified). For purposes of this Section, "Termination Date" means the earlier of (i) January 21, 2002, (ii) the date on which Seller can sell all of the shares of Biomune common stock to it under this Agreement pursuant to Rule 144 of the SEC under the Securities Act, and (iii) the date on which all such shares of Biomune common stock have been resold pursuant to Rule 144 or an effective registration statement.

                 3.1.3.2 Notification of Certain Events. Biomune shall notify Seller (i) when a prospectus or any prospectus supplement or post-effective


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amendment has been filed,  and, with respect to the  Registration  Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other governmental entity during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus or for additional information relating to the Registration Statement, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by Biomune of any notification with respect to the suspension of the qualification or exemption from qualification of any of the shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (v) of the happening of any event which makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Biomune may, upon the happening of any event of the kind described in clauses (iii), (iv) or (v) hereof, suspend use of the prospectus on written notice to Seller, in which case Seller shall discontinue disposition of the shares covered by the Registration Statement or prospectus until copies of a supplemented or amended prospectus are distributed to Seller or until Seller is advised in writing by Biomune that the use of the applicable prospectus may be resumed. Biomune shall use its reasonable best efforts to ensure that the use of the prospectus may be resumed as soon as practicable. Biomune shall use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the securities for sale in any jurisdiction, at the earliest practicable moment. Biomune shall, upon the occurrence of any event contemplated by clause (iv) or (v) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 3.1.3.3  Obligations of Seller.

                        (a) Information. Seller shall provide all information and materials to Biomune, and take all action, as may be required in order to permit Biomune to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of the Registration Statement. The provision of such information and materials by Seller included in the Registration Statement is a condition precedent to the obligations of Biomune pursuant to this Agreement.

                        (b)      Certain Limitations.   (i) Seller shall not
         offer, sell, exchange, pledge, transfer or otherwise dispose of or engage in any transaction with respect to, any of the shares of Biomune common stock issued under this Agreement unless at such time such transaction shall be permitted pursuant to the provisions of SEC Rule 144 referred, or Seller shall have furnished to Biomune an opinion of counsel, satisfactory to Biomune, to the effect that no registration under the Securities Act would be required in connection with the proposed offer, sale, exchange, pledge, transfer or other disposition or transaction, or a Registration Statement under the Securities Act covering the proposed offer, sale, exchange, pledge, transfer or other disposition shall be effective under the Securities Act; (ii) Seller


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

         shall not offer or sell any of the shares of Biomune common stock issued Seller under this Agreement except during such periods as directors, officers and affiliates of Biomune are permitted to purchase and sell Biomune common stock pursuant to the insider trading policies of Biomune (the "Window Periods"); and (iii) during the effective period of the Registration Statement, Seller shall (A) offer for sale under the Registration Statement only those shares of Biomune common stock which were issued to Seller pursuant to this Agreement are registered under the Registration Statement; (B) sell such shares in accordance with and subject to the terms, conditions and covenants set forth in this Agreement and in the Registration Statement; (C) to the extent required by applicable law, cause to be furnished to any purchaser of such shares, and to the broker-dealer, if any, through whom such shares may be offered, a copy of the final prospectus contained in the Registration Statement, as supplemented or amended through the date of the sale (the "Prospectus"); (D) not engage in any stabilization activity in connection with any Biomune securities other than as permitted under the Securities Exchange Act of 1934, as amended ("Exchange Act"); and (E) not bid for or purchase any securities of Biomune or any rights to acquire Biomune securities, or attempt to induce any person to purchase any Biomune securities (except for Seller's shares of Biomune common stock to be sold to such person by means of the Prospectus) or any rights to acquire Biomune securities other than as permitted under the Exchange Act.

                 3.1.3.4 Window Periods. Biomune shall use its best efforts to keep effective the Registration Statement during Window Periods (subject to the right of Biomune to suspend use of a prospectus pursuant to this Agreement). Notwithstanding any other provision of this Agreement to the contrary, Biomune shall not be required to keep the Registration Statement effective at any times other than during Window Periods. Unless otherwise specified by Biomune by written notice to Seller, Window Periods shall include the period commencing at the opening of trading on the first day of the third month of each fiscal quarter of Biomune and expiring at the close of trading on the second full trading day following release of Biomune financial results for such fiscal quarter (or, in the case of the fourth quarter of each year, for the fiscal year). If a Window Period shall commence or shall expire or terminate on any other date, Biomune shall provide advance written notice of such commencement and prompt written notice of such expiration or termination. Biomune shall have the affirmative right to suspend the effectiveness of any Registration Statement filed by Biomune pursuant to this Agreement at any time and from time to time during a Window Period, for the whole of such Window Period or any portion thereof.

                 3.1.3.5  Legends.  Biomune  may,  at its  election,  cause  one
or more  legends reflecting  the  limitations   set  forth  in  this  Agreement
(including the limitations set forth in Sections 3.1.3.3 and 3.1.3.4 of this Agreement) to be affixed to the certificate or certificates issued to Seller representing the shares of Biomune common stock issued under this Agreement, including a legend in substantially the form set forth below:

         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE OTHER CONDITIONS SPECIFIED IN AN ASSET PURCHASE AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE AND BIOMUNE SYSTEMS, INC., A COPY OF WHICH
         AGREEMENT WILL BE FURNISHED BY BIOMUNE SYSTEMS, INC. TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE."

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

Biomune, in its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to the certificates for the shares that are required to bear such legend. Such legend shall be removed in connection with the sale of any stock at a time that the Registration Statement is effective or upon a sale pursuant to SEC Rule 144, as provided in this Agreement.

                 3.1.3.6 Expenses. Seller and Buyer shall each pay an equal share of all of the out-of-pocket expenses incurred in connection with any registration pursuant to this Agreement, including, without limitation, all underwriting discounts and commissions, SEC, NASD and blue sky registration and filing fees, printing expenses, transfer agents' and registrars' fees, and the reasonable fees and disbursements of Biomune's outside counsel and independent accountants and counsel for Seller; provided, however, that Seller's share of such expenses shall not exceed $10,000.

                 3.1.3.7 Indemnification. In the event of any offering registered pursuant to this Agreement:

                        (a) Biomune will indemnify (i) Seller, (ii) its directors, officers, legal counsel and independent accountants, (iii) each underwriter, if any, of Biomune securities covered by the Registration Statement, including each broker-dealer (if any) which may be deemed to be an underwriter of the shares of Biomune common stock covered by the Registration Statement, (iv) each person who controls
         Seller or such underwriter within the meaning of Section 15 of the Securities Act, (v) each other holder of shares of Biomune common stock included in the Registration Statement and such holder's legal counsel and independent accountants (each such person named in clauses (i) through (v), a "Seller Indemnified Party") against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, or any prospectus, or any amendment or supplement thereto, incident to any offering registered pursuant to this Agreement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, or any violation by Biomune of any rule or regulation promulgated under the Securities Act, or state securities laws applicable to Biomune in connection with any such registration, and subject to Section 3.1.3.7(c), will reimburse Seller for any legal and any other out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that Biomune will not be liable in any such case to the extent that any such claim, loss, damage, or liability arises out of or is based in any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to Biomune by Seller or controlling person and stated to be specifically for use therein.

                        (b) Seller will, if shares held by Seller are included in the securities as to which such registration, qualification or compliance is being effected, indemnify (i) Biomune, (ii) its directors, officers, legal counsel and independent accountants, (iii) each underwriter, if any, of Biomune securities covered by the Registration Statement, (iv) each person who controls Biomune or such underwriter within the meaning of Section 15 of the Securities Act, (v) each other holder of shares of Biomune common stock included in the Registration Statement and such holder's legal counsel and independent accountants (each such person named in clauses (i) through (v), a "Biomune Indemnified Party") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state

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

         therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Biomune, such other holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Biomune by Seller and stated to be specifically for use therein; provided, however, that Seller's obligations hereunder shall be several with all other holders of securities included in the Registration Statement and not joint and shall be limited to an amount equal to the net proceeds before expenses and commissions to Seller of the shares sold as contemplated herein.

                        (c)  Each   Biomune   Indemnified   Party  or  Seller
         Indemnified Party (an "Indemnified Party") claiming indemnification under this section shall give notice to the party from whom indemnification is sought (the "Indemnifying Party") promptly after such Indemnified Party receives written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by such Indemnified Party (whose approval shall not be unreasonably withheld), and such Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. Notwithstanding the foregoing sentence, an Indemnified Party seeking indemnification hereunder may retain its own counsel to conduct the defense of any such claim or litigation, and shall be entitled to be reimbursed by the Indemnifying Party for expenses incurred by such Indemnified Party in defense of such claim or litigation, in the event that the Indemnifying Party does not assume the defense of such claim or litigation within sixty (60) days after the Indemnifying Party receives notice thereof from such Indemnified Party. Further, an Indemnifying Party shall be liable for amounts paid in settlement of any such claim or litigation only if the Indemnifying Party consents in writing to such settlement (which consent shall not be reasonably withheld). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect to such claim or litigation.

                        (d) The  obligations of Biomune and Seller under this
         Section 3.1.3.7 shall survive the completion of any offering of stock in a Registration Statement under this Agreement and otherwise.

         3.2 Fair Consideration. Buyer and Seller acknowledge that the Purchase Price is full, fair and sufficient consideration for the Transferred Assets.

         3.3 Satisfaction and Release of Claims. The parties agree that the Purchase Price shall be paid in full satisfaction of any and all claims existing between Seller (including Medical Foods, Inc, Seller's predecessor in interest) and Buyer (including Biomune) that either party has or may have as a result of pre-existing business relationships between Seller and Buyer concerning the Transferred Assets. Following payment of the Purchase Price and the issuance of the Biomune Common Stock, neither party shall have any further obligations to the other party or its affiliates, except as expressly set

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

forth in this Agreement or as the parties may hereafter agree in writing. Effective at the Closing, each party hereby releases the other party and its officers, directors, employees, agents, parent companies, subsidiaries, successors, assigns from any and all claims, damages, demands, costs, causes ofaction, and compensation of every kind and nature, known or unknown, fixed or contingent, to which such party may have otherwise been entitled as a result of any events that have occurred prior to the Closing Date.

         3.4 Allocation of Consideration. The parties agree that the Purchase Price shall be allocated in accordance with this Section 3.4, as set forth below. Each party agrees to reflect the Transferred Assets and covenants not to compete or solicit on their respective books for tax reporting purposes in accordance with such allocation and to file all tax reports in accordance with such allocation. The consideration paid shall be allocated as follows:

         Seller's transfer of its interests in the Transferred Assets: fifty percent (50%)
         Seller's covenant not to compete or solicit: fifty percent (50%).

4 CLOSING; DELIVERIES. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Buyer at 2401 S. Foothill Drive, Salt Lake City, Utah 84109, and shall occur seven (7) business days after the Effective Date, or at such other time as the parties may agree (the "Closing Date"). All representations and warranties of each party shall be true as of the time initially made on the Effective Date, as well as on the Closing Date.

         4.1 On or before the Closing Date, Seller shall deliver the following items to Buyer:

                  (a)      a Bill of Sale in the form attached as Exhibit A;

                  (b) trademark and patent assignments in the forms attached as Exhibits B and C;

                  (c) the Buyer License Agreement in the form attached as Exhibit D; and

                  (d)      all other Deliverables.

         4.2 On or before the Closing Date, Buyer shall deliver the following items to Seller:

                  (a) the Buyer License Agreement in the form attached as Exhibit D;

                  (b) certificates representing the shares of Biomune Common Stock; and

                  (c) the cash payment of funds, via wire transfer, as described in Section 3.1.1.

5        SELLER'S WARRANTIES.  Seller hereby represents, warrants, and covenants to Buyer as follows:

         5.1 Authority and Power. Seller is a corporation, legally organized and existing and in good standing under the laws of the state of Delaware. Seller has the corporate power to enter into and perform this Agreement according to the terms and conditions of this Agreement. Any corporate action on the part of Seller necessary for the authorization, execution, delivery and performance of this Agreement and any other agreements contemplated hereby has been taken. This Agreement and any other agreements contemplated hereby, when executed and delivered by Seller, will constitute valid and binding obligations of Seller enforceable in accordance with their respective terms except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

         5.2 No Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not (i) materially modify, breach or constitute grounds for the occurrence or declaration of a material default under any material agreement by which the Transferred Assets may be bound or affected; (ii) result in the creation or imposition of (or the obligation to create or impose) any Lien on the Transferred Assets; (iii) to the best knowledge of Seller, violate any law, regulation, order, judgment or decree of any court or governmental agency; or (iv) violate any provision of the Certificate of Incorporation or bylaws of Seller.

         5.3 No Third Party Agreements or Consents. Other than as described on Schedule 5 attached hereto, (a) there are no contracts, agreements or understandings materially affecting the Transferred Assets, and (b) no consent of any person not a party to this Agreement is required to be obtained on the part of Seller to permit the consummation of the transactions contemplated by this Agreement (including without limitation the transfer to Buyer of all Seller's right, title and interest in and to the Transferred Assets).

         5.4 No Litigation, Product Liability Claims, Etc. There is no litigation, investigation, arbitration or other proceeding (formal or informal) pending or, to the knowledge of Seller, threatened against or affecting the Transferred Assets, the result of which could have a material adverse effect on the Transferred Assets or Buyer's ability to freely use, market and distribute the Transferred Assets; nor does Seller know or have reason to know of any basis for the same. The Product is not the subject of any pending or, to the best knowledge of Seller, threatened claim for breach of warranty or product liability known to Seller.

         5.5 No Broker's Fees. Seller has not incurred, and will not incur, directly or indirectly, as a result of any action taken by it, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement that may be imposed against Buyer. Seller agrees to indemnify and hold harmless Buyer from and against any claim for brokerage or similar fees relative to the transaction contemplated hereby.

         5.6 Title. Seller has good and marketable title to all of the Transferred Assets, free and clear of any Liens. Prior to the Closing Date, Seller has provided to Buyer a complete copy of all relevant documentation and information with respect to (i) the buyout of all interests (including the royalty interest) of Beth Israel Deaconess Medical Center in the Product and Transferred Assets; and (ii) the settlement of all claims of Baker Norton Pharmaceuticals with respect to the Product. The Transferred Assets, together with the license granted to Buyer under the Buyer License Agreement, constitute all property, assets and contractual rights necessary for the manufacture, supply and commercial sale of the Product, as such business is currently conducted.

         5.7 Intellectual Property. Other than the patents and patent applications included as part of the Intellectual Property, Seller has no issued patents, patent applications pending, or patent applications or continuations currently being prepared or under consideration by Seller, that cover any aspect of the Product. Any proprietary information relating to the Transferred Assets has been treated as proprietary and confidential by Seller.

         5.8 Compliance with Laws. Seller is in compliance with all material statutes, laws, rules and regulations with respect to or affecting the ownership and use of the Transferred Assets.

         5.9 No Fraudulent Conveyance. Seller is not now insolvent and will not be rendered insolvent by the sale of the Transferred Assets under the terms of this Agreement. The transactions contemplated by this Agreement will not constitute a fraudulent conveyance or any act with similar potential consequences, or otherwise give any creditor of Seller rights to any of the Transferred Assets.

         5.10 Noninfringement, Etc. The Transferred Assets (i) to the best knowledge of Seller, do not violate any copyright, trade secret, trademark, patent or other proprietary right of any third party; (ii) to the best knowledge of Seller, are not derived from any legally protectible third party materials and do not contain any materials owned by third parties, except as set forth in
Schedule 5; and (iii) are not subject to any third party royalty obligations or other material obligations, except as set forth in Schedule 5. Other than Seller and those third parties listed in Schedule 5, all persons developing or creating any part of the Transferred Assets either were acting as employees of Seller or have executed agreements adequate to assign any interest they may have in their creation to Seller. The patents listed on Schedule 1.5 constitute all of the patents and patent applications included as part of the Intellectual Property. To the best knowledge of Seller, all patent applications listed therein have been filed and prosecuted in good faith as required by law and are in good standing. No third party has notified Seller of any claim of infringement by Seller of any patents or other intellectual property rights of others in connection with the patents included as part of the Intellectual Property. To the best knowledge of Seller, no interference or opposition proceeding is pending or threatened relating to the patents included as part of the Intellectual Property. Except as contemplated by this Agreement, Seller has not granted any person or entity any right to use the patents included as part of the Intellectual Property for any purpose.

         5.11 Taxes and Audits. To the extent that a failure to do so would adversely affect Buyer or the Transferred Assets, (a) Seller has timely filed all federal, state and other returns and reports ("Returns") relating to taxes or other governmental charges, obligations, filings or fees, including without limitation income, business, sales or use, employment, withholding and secondary or transferee liability for taxes and any related interest or penalties ("Taxes"); (b) Seller's Returns are true and correct and were completed in accordance with applicable laws; (c) Seller has paid all Taxes, if any, due and payable in connection with Seller's business and its use and ownership of the Assets; (d) Seller has withheld all required amounts and paid such amounts to the appropriate governmental authority; and (e) there are no current liens for Taxes and no pending or threatened audits, examinations, assessments, asserted deficiencies or claims for Taxes. There have been no governmental or other challenges to the status or validity of Seller or its ability to transfer of the Product to Buyer.

         5.12 Accuracy of Documents and Due Diligence Materials. All documents provided to Buyer by Seller pursuant to or in connection with this Agreement, including due diligence materials, are true and accurate in all material respects.

6 BUYER'S AND BIOMUNE'S WARRANTIES Each of Buyer and Biomune hereby represents, warrants, and covenants to Seller as follows:

         6.1 Authority and Power. Buyer is a corporation, legally organized and existing. Buyer has the corporate power to enter into and perform according to the terms and conditions of this Agreement. Any corporate action on the part of Buyer necessary for the authorization, execution, delivery and performance of this Agreement and any other agreements contemplated hereby has been taken. This Agreement and any other agreements contemplated hereby, when executed and delivered by Buyer, will constitute valid and binding obligations of Buyer enforceable in accordance with their respective terms except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

         6.2 No Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this
Agreement will not (i) materially   modify,   breach  or  constitute  grounds
for the occurrence or declaration of a material default under any material agreement by which the Transferred Assets may be bound or affected; (ii) result in the creation or imposition of (or the obligation to create or impose) any Lien on the Transferred Assets; (iii) to the best knowledge of Seller, violate any law, regulation, order, judgment or decree of any court or governmental agency; or (iv) violate any provision of the Articles of Incorporation or bylaws of Buyer.

         6.3 No Litigation, Etc. There is no litigation, investigation, arbitration or other proceeding (formal or informal) pending or, to the knowledge of Buyer, threatened against or affecting Buyer, the result of which could have a material adverse effect on Buyer's ability to purchase the Transferred Assets or pay to Seller the consideration set forth in Section 3.1; nor does Buyer know or have reason to know of any basis for the same.

         6.4 No Broker's Fees. Buyer has not incurred, and will not incur, directly or indirectly, as a result of any action taken by it, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement that may be imposed against Seller. Buyer agrees to indemnify and hold harmless Seller from and against any claim for brokerage or similar fees relative to the transaction contemplated hereby.

         6.5 Issuance of Shares. The shares of Biomune Common Stock have been duly authorized and, when issued pursuant to the terms of this Agreement, will be validly issued, fully paid and nonassessable.

7        INDEMNIFICATION

         7.1      Seller's  Duty to  Indemnify.  Seller agrees to indemnify and
hold Buyer and its affiliates harmless from  all claims,  losses,   liabilities,
damages, deficiencies, costs, penalties, interest and expenses, including reasonable attorneys' fees and expenses of investigation (a "Loss") incurred by Buyer or any of its affiliates relating to or resulting from (i) any inaccuracy of a representation or breach of any warranty of Seller, or failure by Seller to perform or comply with any covenant, that is contained herein or in any exhibit, schedule or other document delivered in connection with this Agreement by Seller or its representatives; (ii) any claim or action by any third party questioning the validity of or seeking to rescind Seller's transfer of any of the Transferred Assets to Buyer; (iii) any liabilities, obligations or commitments of, or claims against, Seller, or against or involving any of the Transferred Assets arising out of any act or omission of Seller prior to the Closing Date; or (iv) any claim of infringement of any copyright, trade secret or other personal or proprietary right relating to the Transferred Assets in the form transferred by Seller to Buyer (excluding trademarks and patents, which are covered solely under Sections 5.10 and 7.1(i)). In no event shall Seller be liable for, or subject to indemnification obligations for, any claim or loss to the extent it arises out of modifications or changes to the Product made by Buyer. In no event shall Seller be liable for, or subject to indemnification obligations for, any claim or loss to the extent it arises out of modifications or changes to the Transferred Assets made by Buyer.

         7.2 Buyer's Duty to Indemnify. Buyer agrees to indemnify and hold Seller and its affiliates harmless from any Loss incurred by Seller or any of its affiliates relating to or resulting from (i) any inaccuracy of a representation or breach of any warranty of Buyer, or failure by Buyer to perform or comply with any covenant, that is contained herein or in any exhibit, schedule or other document delivered in connection with this Agreement by Buyer or its representatives; and ii) any liabilities, obligations or commitments of, or claims against, Seller, or against or involving any of the Transferred Assets arising out of any act or omission of Buyer after the Closing Date.

8        CONFIDENTIALITY.

         8.1 Confidential Information. Seller acknowledges that, after the Closing Date, the Transferred Assets will constitute proprietary and confidential information of Buyer ("Confidential Information"), and agrees that it will not use such Confidential Information or disclose it to any third party without the prior written consent of Buyer; provided, however, that the foregoing restriction shall not apply to any portion of the Confidential Information which (a) is or becomes generally available to the public in any manner or form through no fault of Seller or its employees, agents or representatives, or (b) is rightfully received from another source on a non-confidential basis, or (c) is released for disclosure with Buyer's prior written consent, or (d) is required by a court or a governmental agency to be disclosed or is otherwise required by law, or is necessary in order to establish rights under this Agreement; provided, that, with respect to clause (d) above, Seller shall first notify Buyer of such required disclosure and shall take such steps as Buyer shall reasonably request to limit the scope of such disclosure and otherwise protect the confidentiality of the Confidential Information. Without limiting the foregoing, the terms and conditions of this Agreement shall be considered confidential and shall not be disclosed
(except to either party's attorneys and accountants on a need-to-know basis) without the prior written consent of the other party, except to the extent reasonably necessary for purposes of this Agreement or in order to fulfill obligations under this Agreement.

         8.2 Public Announcements. The parties agree to coordinate and agree in advance with respect to both the timing and contents of any public announcements relating to this Agreement or the transactions contemplated hereby. Each party shall have the right to review and approve, prior to publication, the content of any press releases or public communications relating to such party and this Agreement that are distributed or published by the other party. Approval shall not be unreasonably withheld or delayed. Each party shall cooperate reasonably in supplying requested information and quotes for appropriate press releases.

9        Covenants Not to Compete or Solicit.  In consideration of the payments set forth in Section 3, the parties agree as follows:

         9.1 Covenant Not to Compete. Seller hereby covenants and agrees that during the period commencing on the Closing Date and continuing until the tenth anniversary thereof, it will not, directly or indirectly, without the prior written consent of Buyer, develop, market or sell, or assist in the development,  marketing or sale  of,  any  timed-release  glucose  product  for
people  with  diabetes  or hypoglycemia,   or  any  other  product  for  the
nutritional   management  of hypoglycemia,  throughout the world (a "Competitive
Product"); including without limitation  providing  consultative  services,
owning,  managing,   operating, participating  in,  controlling,  or being
connected as a majority stockholder, partner, or otherwise with any business, individual or entity that creates, develops or markets a Competitive Product, except as otherwise provided in Section 9.2 below. The parties acknowledge that the worldwide geographic scope of this covenant is reasonably necessary to protect Buyer's interests, that Buyer is currently marketing the Product throughout the United States and in several additional countries, and that there are currently plans to pursue marketing the Product in other foreign countries and markets within the foreseeable future.

         9.2 Investment in Competing Businesses. Notwithstanding anything to the contrary in this Agreement, the parties hereby acknowledge and agree that nothing in Section 9.1 above shall prevent or prohibit Seller from investing in any business or entity, or any division or other portion of any business or entity, which derives sales or revenues from the commercialization, sale or importing of a Competitive Product; provided, however, if Seller owns more than five percent (5%) of the stock or other ownership interests in any such business or entity, then Seller shall divest itself of the excess ownership interests in such business or portion of such business on reasonable commercial terms and conditions until its ownership is five percent (5%) or less of the business.

         9.3 Non-Solicitation Covenant. Seller covenants and agrees that for a period of two (2) years from the Closing Date, it will not do anything, directly or indirectly, which would solicit away from Buyer or otherwise tend to divert from Buyer any business with a customer or prospective customer of
Buyer;  including, without  limitation,   by  providing  customers'  names,
contacts or business information to a competitor of Buyer; or solicit, recruit or otherwise cause any employee of Buyer to cease providing services for Buyer; provided, that the foregoing shall not apply to any generally-circulated advertisement of Seller.

         9.4 Acknowledgements; Injunctive Relief. Seller hereby affirmatively represents that it acknowledges and agrees that (i) substantial and valuable good will has developed through the parties' efforts with respect to the business of selling the Product, which is being transferred to Buyer by this Agreement and which is intended to be protected, in part, by this Section 9; (ii) in addition to patents and patent rights, there are substantial trade secret elements related to the Product, including with respect to its ingredients, recipes, formulae and production methods, which are also intended to be protected by this Section 9; (iii) Buyer has a legitimate business purpose in requiring Seller to abide by the restrictive covenants contained in this
Section 9; (iii) the restrictions contained herein are reasonably necessary given Seller's knowledge of the Product and related trade secrets, and its unique and valuable role in developing the Product; and (iv) competition by Seller with the Product would severely injure Buyer, and monetary damages would be difficult if not impossible to ascertain. In light of the foregoing and the consideration given by Buyer under this Agreement, Seller specifically agrees that in the event it violates any of the provisions of this Section 9, irreparable harm will occur and thus shall be presumed and Buyer shall be entitled to an immediate injunction from any court of competent jurisdiction. Seller specifically releases Buyer from the requirement of posting any bond in connection with temporary or interlocutory injunctive relief, to the extent permitted by law. Seller covenants and agrees not to argue in any claim or proceeding that Buyer has an adequate remedy at law with respect to any breach of this covenant.

         9.5 Severability. In the event that any restriction or term herein is deemed to be unreasonable or invalid by a court of competent jurisdiction, then it is agreed that such court shall reduce or modify such term to the minimum extent necessary to make it reasonable, valid and enforceable in the applicable jurisdiction of such court. If such term cannot be so reduced or modified, it shall be severed and all other terms and restrictions of this Agreement shall remain in ful force and effect and shall be interpreted in such a way as to give maximum validity and enforceability to this Agreement. Sections 9.1 and 9.2 are intended to be construed as a series of separate covenants, one for each city, county, state, country or geographic area in which Buyer does or intends or attempts to do business. Except for geographic coverage, each such separate covenant shall be deemed identical in terms.

10       Breach of Agreement;  Remedies.  If either party  believes that the other has materially breached any provision of this Agreement, the party alleging the breach shall deliver notice to the other party, specifying the nature of the alleged breach. The party alleged to be in breach shall have sixty (60) days from the date of mailing of such notice in which to attempt to cure the alleged breach. During such sixty (60) day period, either party may request a personal meeting between the parties in which to negotiate in good faith to attempt to resolve the dispute. If such negotiations are unsuccessful and the alleged breach has not been cured by the end of such sixty (60) day period, the party alleging the breach may pursue any and all rights and remedies that it has under this Agreement, at law or in equity, in any judicial or arbitration proceedings; provided, however, that Seller agrees that, except in the event of Buyer's failure to deliver the Purchase Price set forth in
Section 3,  rescission  shall not be a remedy that is available to Seller.

11 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER OR NOT SUCH DAMAGES WERE FORESEEN OR UNFORESEEABLE; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION OF LIABILITY SHALL NOT LIMIT THE INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 7 ABOVE.

12       Miscellaneous.

         12.1 Expenses. Buyer and Seller shall each bear its own legal fees and other expenses incurred by it in connection with the negotiation of this Agreement and the carrying out of the transaction contemplated hereby.

         12.2 Additional Actions and Documents. Each party agrees to perform such additional acts and to execute such additional documents as are reasonably necessary to carry out the transactions contemplated by this Agreement and to assist Buyer to obtain, perfect and protect its interest in the Product and other Transferred Assets.

         12.3 Notice. All notices between the parties shall be in writing and shall be sent by certified or registered mail or commercial overnight delivery service, with provisions for a receipt, to the address of the other party listed below (or to such other address as a party may furnish to the other in writing):

If to Buyer:    Mr. Peter J. Vitulli      If to Seller:   Randy E. Olshen
                Amerifit Nutrition, Inc.                  Optim Nutrition, Inc.
                166 Highland Park Drive                   2401 S. Foothill Dr.
                Bloomfield, CT 06002                      Salt Lake City, UT
                                                          84109

With a copy to: Mintz, Levin, Cohn,       With a copy to: Kevin R. Pinegar
                 Ferris,Glovsky &                         Durham Jones & Pinegar
                 Popeo, P.C.                              50 South Main
                One Financial Center                      Suite 850
                Boston, MA  02111                         SaltLake City, UT
                Attn:  Douglas A. Zingale                 84144

         12.4 Entire Agreement; Amendment; Waiver. This Agreement, together with the Exhibits and Schedules hereto, which are incorporated herein by reference, and the additional documents required to be delivered pursuant
hereto,  constitutes the  complete   agreement  between  the  parties  and
supersedes all previous representations, written or oral, with respect to the Product or other subject matter of this Agreement. Except as otherwise expressly provided herein, this Agreement may be modified or amended only by a writing signed by duly authorized representatives of both parties. The waiver by either party of any default or breach of this Agreement, or any obligation hereunder, shall be ineffective unless in writing, and shall not constitute a waiver of any subsequent breach or default. No failure to exercise any right or power under this Agreement or to insist on strict compliance by the other party shall constitute a waiver of the right in the future to exercise such right or power or to insist on strict compliance.

         12.5 Legal Proceedings. The parties agree: (i) this Agreement shall be construed in accordance with the internal laws of the State of Utah; (ii) if any dispute arises concerning this Agreement, such action shall be brought in a state or federal court in the state where the defendant's principal office is located (i.e., Utah court if Buyer is the defendant and Connecticut court if the Seller is the defendant), and such court shall have exclusive jurisdiction over any dispute concerning this Agreement and each party hereby consents to the personal jurisdiction of such court; and (iii) in the event that a dispute shall arise concerning this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all attorneys' fees and costs incurred by the prevailing party in connection with such dispute, regardless of whether such dispute results in the filing of a lawsuit.

         12.6 Cumulative Remedies. All rights and remedies provided in this Agreement, at law or in equity are cumulative.

         12.7      Severability.   If  any  term  of  this  Agreement  is  held
invalid or unenforceable by a court or arbitrator of competent jurisdiction, such terms shall be reduced or otherwise modified by such court or arbitrator to the minimum extent necessary to make it valid and enforceable. If such term cannot be so modified, it shall be severed and the remaining terms of this Agreement shall be interpreted in such a way as to give maximum validity and enforceability to this Agreement.

         12.8 Binding Effect. This Agreement is binding upon and shall inure to the benefit of the parties and their respective successors, representatives and assigns. Buyer may assign this Agreement and Buyer's rights and obligations hereunder, including Buyer's rights as the beneficiary of Seller's covenants under Section 9, to any third party. Seller may not assign this Agreement or delegate its obligations hereunder without Buyer's prior written consent, except that Seller may assign to any third party the right to receive consideration paid hereunder.

         12.9 Force Majeure. Neither party shall be liable for any failure or delay in performing hereunder, if such failure or delay is due to war, strike, government requirements, acts of nature, acts or omissions of carriers, or other cause(s) beyond its reasonable control.

         12.10 Counterparts. This Agreement may be executed in counterparts, and all counterparts shall be deemed to be one and the same agreement.

         12.11 No Agency. The parties are independent contractors, and this Agreement shall not be construed to create any agency or partnership between them. Neither party has authority to bind the other, to incur any liability or act on behalf of the other, or to direct the other's employees.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

Amerifit Nutrition, Inc.                 Optim Nutrition, Inc.

By:    /s/ Peter J. Vitulli              By:
   ------------------------------------     -----------------------------------
    Peter J. Vitulli, President and CEO     Randy E. Olshen, President
    01/13/00
---------------------------------------  --------------------------------------
     Date                                   Date

                         LIST OF EXHIBITS AND SCHEDULES

Schedule 1.3:     Deliverables
Schedule 1.5:     Intellectual Property
Schedule 1.6:     Licenses
Schedule 5:       Exceptions to Warranties

Exhibit A:        Bill of Sale
Exhibit B:        Trademark Assignment

Exhibit C:        Patent and Patent Application Assignment
Exhibit D:        Buyer License Agreement

                                  SCHEDULE 1.3

                                  Deliverables

Any and all records and files associated with the Transferred Assets, including those relating to customers, retailers, wholesalers, contract manufacturers and Intellectual Property.

                                  SCHEDULE 1.5

                              Intellectual Property

A.) All right, title and interest in and to all patents, patent applications, and related documentation with respect to the Product, specifically including the following:

         (i)      U.S. Patent No. 5,866,555
         (ii)     CIP U.S. Application # 09/241,004
         (iii) all foreign patents and patent application filings, including PCT application, with Designated Office Requirements met, in EPO, China, Brazil, Israel, and Japan
         (iv) All tangible intellectual property files related to the above patent and applications, including those in the possession or control of Seller's intellectual property firm, Hamilton, Brook, Smith & Reynolds of Lexington, Massachusetts
         (v) Any other files related to NiteBite patents and/or applications, foreign or domestic

B.) All right, title and interest in and to all trademarks related to the Product, as well as accompanying documentation, including:

         (i)      NiteBite(R)trademark.
         (ii) All trademark files related to the foregoing, including those in the possession or control of Peter Nils Baylor, Esq. and Nutter, McClennen, & Fish of Boston, Massachusetts.
         (iii) All foreign trademark rights, registrations and applications with respect to NiteBite(R). The parties acknowledge that NiteBite has been registered as a trademark in Chile, Argentina, Brazil, ___________, and that applications for
                  trademark registration of NiteBite have been filed in        .
                                                                        -------
C.) All right, title and interest in and to the internet domain name: www.nitebite.com.

D.)      All right, title and interest in the following toll free phone number:
         1-800-795-1880.

         All right, title and interest in and to the copyright (owned by Medical Foods, Inc., 1997) in the paper entitled, "Timed-Release Glucose:
         Nutritional Management of Hypoglycemia", written by Drs. Bell and Forse, which is the original, in-house publication of this paper. The parties acknowledge that this paper was later edited and published by The Diabetes Educator. The Diabetes Educator owns the copyright for the version of the article published by it, and Buyer will not be transferred ownership of that particular copyright.

                                  SCHEDULE 1.6

                                    Licenses

None.

                                   SCHEDULE 5

                            Exceptions to Warranties

Section 5.3:  Third Party Agreements or Consents:
------------------------------------------------
Supply Agreements with Nellson Nutraceutical
Technology Purchase and Sale Agreement between Seller and Beth Israel Deaconess Medical Center (to be consummated prior to Closing)

Section 5.10:  Exceptions to Title:
----------------------------------
Materials owned by third parties: Formulae, etc., owned by Nellson Nutraceutical, as set forth in the Assumed Contract (as may be modified by the current Supply Agreement between Nellson Nutraceutical and Optim Nutrition)

Non-employees creating portions of the Transferred Assets:
Beth Israel Deaconess Medical Center

                                    EXHIBIT A

                              FORM OF BILL OF SALE

For the sum of ten dollars ($10.00) and other good and valuable consideration paid to Amerifit Nutrition, Inc., a corporation located in the State of Connecticut ("Seller"), the receipt and sufficiency of which are acknowledged, Seller sells, transfers, conveys and assigns to Optim Nutrition, Inc. ("Buyer") all right, title and interest in and to the intellectual property related to the NiteBite(R) product (the "Product", as more specifically described in the Asset Purchase Agreement executed by Seller and Buyer of even date herewith (the "Purchase Agreement")) developed by Seller, as described in the Purchase Agreement, as well as the other Transferred Assets listed and defined in the Purchase Agreement, free and clear of all liens, security interests, claims or other restrictions, limitations and encumbrances.

This Bill of Sale is in accordance with, and is subject to, all of the representations, warranties, covenants and exclusions set forth in the Purchase Agreement.

Seller shall, at Buyer's request, execute and deliver such further instruments of sale, assignment and transfer and take such further actions as Buyer may reasonably request in order to vest in Buyer and put Buyer in possession of the Product and Transferred Assets and assure to Buyer the benefits thereof.

In witness whereof, Seller has executed this Bill of Sale as of the date set forth below.

Amerifit Nutrition, Inc.                    Optim Nutrition, Inc.

By:                                         By:
   -----------------------------------         --------------------------------
   Peter J. Vitulli, President and CEO         Randy E. Olshen, President

Date:                                       Date:
     ----------------------------------          ------------------------------

                                    EXHIBIT B

                          FORM OF TRADEMARK ASSIGNMENT

For the sum of ten dollars ($10.00) and other good and valuable consideration paid to Amerifit Nutrition, Inc. ("Seller"), the receipt and sufficiency of which are acknowledged, Seller sells, transfers, conveys and assigns to Optim Nutrition, Inc. ("Buyer") all right, title and interest in and to the trademarks and any registrations and pending registrations therefor (the "Trademarks"), all as listed in Attachment 1 hereto, including all associated goodwill, together with the right to sue and recover for any past infringements of the Trademarks, and the right to file any domestic and foreign applications with respect to the Trademarks under any law, convention or treaty.

Seller further sells, assigns and transfers to Buyer any and all renewals, extensions and continuations of the Trademarks, secured or to be secured under the United States trademark law or any other trademark law (statutory or common law) now or hereafter in effect in the United States or any other countries or pursuant to any treaties or conventions.

Seller agrees to cooperate with Buyer, to execute and deliver such other documents, instruments of sale, assignment, transfer and recordation, files, books and records and to do all such further acts as Buyer may reasonably request to secure for Buyer, and its successors and assigns, the entire right, title and interest in and to the Trademarks.

In witness whereof, Seller has executed this Trademark Assignment as of the date set forth below.

Amerifit Nutrition, Inc.                    Optim Nutrition, Inc.

By:                                         By:
   ------------------------------------        --------------------------------
    Peter J. Vitulli, President and CEO         Randy E. Olshen, President

---------------------------------------     -----------------------------------
    Date                                        Date

                      ATTACHMENT 1 TO TRADEMARK ASSIGNMENT

Federally Registered Trademark:
------------------------------
NiteBite(R)

                                    EXHIBIT C

                               A S S I G N M E N T

         This Assignment ("Assignment") is made and entered into as of the ____ day of __________________, 1999, by Amerifit Nutrition, Inc. ("Assignor") in favor of Optim Nutrition ("Buyer").

1.       RECITALS AND REPRESENTATIONS:

         A. Assignor owns the right, title, and interest in and to the following (collectively the "Property"):

                  United States Patent ______ and Patent Application ________, and the invention(s) therein described ("Invention"); [add any foreign patents and patent applications];

                  The entire right, title and interest in said Invention in the above-identified United States patent and patent application and in all divisions, continuations and continuations-in-part of said application, or reissues or extensions of Letters Patent or Patents granted thereon, and in all corresponding applications filed in countries foreign to the United States, and in all patents issuing thereon in the United States and Foreign countries;

                  The right to file foreign patent applications on said Invention in its own name, wherever such right may be legally exercised, including the right to claim the benefits of the International Convention for such applications;

                  The entire right, title and interest to any and all developed ideas, trade secrets, confidential information, and copyrightable matter directly related to said Invention; and

                  All extensions, modifications, new developments, improvements, supplements, technical data, scientific know-how, and all other property, legal, equitable, and contractual rights directly and indirectly relating to said Invention, whether now existing or hereafter arising.

         B. Assignor desires to transfer all of its claims, right, title and interest to any or all of the Property to Buyer, and Buyer desires to secure same.

2.       GRANT

         A. In consideration of $______ and other good and valuable consideration paid to Assignor by Buyer, the receipt and sufficiency of which Assignor hereby acknowledges, Assignor hereby assigns to Buyer its entire claim, right, title, and interest in the Property and in any portion thereof.

3.       MISCELLANEOUS

         A. Assignor hereby authorizes and requests the United States Commissioner of Patents and Trademarks, and such Patent Office officials in foreign countries as are duly authorized by their patent laws to issue patents, to issue any and all patents on said Invention to Buyer as the owner of the entire interest, for the sole use and benefit of Buyer, its successors, assigns and legal representatives.

         B. Assignor hereby agrees, without further consideration to give a full and frank disclosure of all information necessary or related to the implementation of the above-identified invention which includes by way of example and not by limitation, manufacturing and industrial concepts, ideas, formulas, trade secrets, technical expertise, and specifications. Assignor further agrees to provide all documents, drawings, schematics, and things used to develop, implement, and reduce the invention to practice.

         C. Assignor hereby agrees, without further consideration and without expense to it, to sign all lawful papers and to perform all other lawful acts which Buyer may request to make this assignment fully effective, including, by way of example but not of limitation, the following:

                  Prompt execution of all original, divisional, substitute, reissue, and other United States and foreign patent applications on said Invention, and all lawful documents requested by Buyer to further the prosecution of any of such patent applications; and

                  Cooperation to the best of its ability in the execution of all lawful documents, the production of evidence, nullification, reissue, extension, or infringement proceedings involving said Invention.

         D. This Assignment and the terms of agreement herein shall be binding upon Assignor's successors and legal representatives.

         E. This Assignment contains the entire agreement between the parties hereto with respect to the subject matter hereof. This Assignment may be amended, modified, superseded, canceled, renewed, or extended and the terms and conditions hereof may be waived only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance.

         F. This Assignment shall be governed by and construed in accordance with federal law and with the laws of the State of Utah, and any lawsuit arising therefrom shall be heard in a court of competent jurisdiction in the State of Utah.

         G. In the event that any condition, covenant, or other provision herein contained is held to be invalid or unenforceable by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Assignment and shall in no way affect any other covenant or condition herein contained. If such condition, covenant, or other provision shall be deemed invalid or unenforceable due to its scope or breadth, such condition, covenant, or other provision shall be deemed valid to the extent of the scope or breadth permitted by law.

         H. No party hereto shall be deemed to be the representative, partner, joint-venturer, or agent of any other party hereto by virtue of this Assignment.

         I. Each person executing this Assignment does thereby represent and warrant to each other person so signing (and each other entity for which another person may be signing) that he or she has been duly authorized to execute this Assignment in the capacity and for the entity set forth below.

         IN WITNESS WHEREOF Assignor has hereunto set its hand:

Assignor: Amerifit Nutrition, Inc.    Date: the ____ day of ______________, 1999

By:___________________________________
   Peter J. Vitulli, President and CEO


STATE OF _________________ )
                           )
COUNTY OF ________________ )

         On this ____ day of ________________, 2000, personally appeared before me Peter J. Vitulli, who proved to me on the basis of satisfactory evidence to be the president and chief executive officer of the Seller, Amerifit Nutrition, Inc., and acknowledged that he executed this Assignment.

S
E                                      ____________________________NOTARY PUBLIC
A                                      ____________________COMMISSION EXPIRATION
L

                                    EXHIBIT D

                         Form of Buyer License Agreement

                                LICENSE AGREEMENT

         This License Agreement (this "Agreement") is made effective as of January ____, 2000 (the "Effective Date") by and between Amerifit Nutrition, Inc., a Delaware corporation with its principal place of business at 166 Highland Park Drive, Bloomfield, Connecticut 06002 ("Licensor"), and Optim Nutrition, Inc., a Utah corporation and a wholly-owned subsidiary of Biomune Systems, Inc., and with its principal place of business at 2401 S. Foothill Drive, Salt Lake City, Utah 84109 ("Licensee"). Licensor and Licensee are each hereafter referred to individually as a "Party" and together as the "Parties".

         WHEREAS, Licensor has transferred to Licensee certain assets related to its NiteBite Product pursuant to an Asset Purchase Agreement of even date herewith (the "Purchase Agreement"); and

         WHEREAS, in connection with such acquisition, Licensor has agreed to license to Licensee, on an exclusive basis with respect to the "Market" defined herein and on a non-exclusive basis elsewhere, a certain Trademark in accordance with the terms of this Agreement.

         NOW,  THEREFORE,  in consideration  of the mutual  covenants  contained
herein,   and  for  other  good  and  valuable   consideration,   including  the
consideration received by Licensor pursuant to the Purchase Agreement, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

                                 1. DEFINITIONS

         Whenever used in the Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

         1.1 "Affiliate" means any corporation, firm, limited liability company, partnership or other entity, which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. "Control" means ownership, directly or through one or more Affiliates, of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or more than fifty percent (50%) of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

         1.2 "Market" means the market for timed-release glucose products for persons with diabetes or hypoglycemia.

         1.2 "Product" has the meaning set forth in the Purchase Agreement, and includes future modified versions of such Product.

         1.3      "Term" has the meaning set forth in Section 4.1.

         1.4      "Territory" means worldwide.

         1.5      "Trademark"  means the mark "Timed-Release Glucose Bar(TM)".

                                2. LICENSE GRANT

         2.1. License Grant. Licensor hereby grants to Licensee a perpetual (subject to termination under Section 3 below), royalty-free license, with the right to grant sublicenses as provided in Section 2.2, to use the Trademark within the Territory in connection with the manufacturing, marketing and sale of Products. This license shall be exclusive with respect to the Market for a period of ten (10) years from the Effective Date. Licensor shall not itself utilize the Trademark for any product within the Market during such period, and shall not authorize others to use the Trademark within the Market during such period. In all other markets, this license shall be non-exclusive.

         2.2 Sublicense Rights. Licensee shall have the right to sublicense the rights granted to it under Section 2.1 of this Agreement in whole or in part to its Affiliates and to Licensee's other sublicensees and distributors with respect to the Product, to use in connection with their sales and distributions of the Product.

                             3. TERM AND TERMINATION

         3.1. Term. This Agreement and the licenses granted hereunder shall continue until terminated as provided in this Section 4.

         3.2      Termination Provisions.

         (a) This Agreement and the licenses granted herein may be terminated by Licensor upon any breach by Licensee of any material obligation or condition, effective sixty (60) days after giving written notice to Licensee of such termination, which notice shall describe such breach in reasonable detail, and opportunity to cure the breach. The foregoing notwithstanding, if the default or breach is cured or shown to be non-existent within the aforesaid or sixty (60) day period, the notice shall be deemed automatically withdrawn and of no effect.

         3.3 Termination by Licensee. Licensee may terminate this Agreement, and the rights and obligations hereunder, in its sole discretion at any time by giving written notice thereof to Licensor. Such termination shall be effective fifteen (15) days following the date such notice is received by Licensor and shall have all consequences as set forth in Section 3.4 and 3.6 below.

         3.4 Effect of Termination. Upon termination of this Agreement under Section 3.2 or Section 3.3, Licensee shall cease all use of the Trademark and all relevant licenses and sublicenses granted by Licensor to Licensee hereunder shall terminate and Licensee shall promptly transfer to Licensor or destroy all documents, instruments, records and data relevant to the use of the Trademark.

         3.5 Remedies. If either Party shall fail to perform or observe or otherwise breaches any of its material obligations under this Agreement, in addition to any right to terminate this Agreement, the non-defaulting Party may elect to obtain other relief and remedies available under law.

         3.6 Surviving Provisions. Notwithstanding any provision herein to the contrary, the rights and obligations set forth in Articles 3, and Sections 4.1, 4.2, 4.3, 4.4, 4.6, 4.7, and 4.17 hereof shall survive the expiration or termination of the Term of this Agreement.

                                4. MISCELLANEOUS

         4.1 Licensor Representations. Licensor represents and warrants that: (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Licensor corporate action; (b) Licensor is under no obligation which is inconsistent with this Agreement; and (c) Licensor is the owner of the Trademark and that, to the best of its knowledge, it has the free and unencumbered right to license the Trademark to Licensee as provided hereunder.

         4.2 Licensee Representations. Licensee represents and warrants that: (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Licensee corporate action; and (b) Licensee is under no obligation which is inconsistent with this Agreement.

         4.3      Limitation of Warranties.

EXCEPT AS SET FORTH IN SECTIONS 4.1 AND 4.2, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

         4.4 Liability. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, THE PARTIES WILL NOT BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, LICENSED TECHNOLOGY OR SERVICES.

         4.5      Trademark  Enforcement.  Licensor may, in its sole discretion,
(a) take all reasonable measures, including without limitations bringing civil actions for trademark infringement, to stop the use of marks which, in its sole judgment, are the same as or confusingly similar to the Trademark and (b) take all reasonable measures, including without limitations bringing inter partes proceedings in the United States Patent and Trademark Office, to prevent the registration of marks which, in its sole judgment, are the same as or confusingly similar to the Trademark. Licensor shall have the right to bring all such actions involving the Trademark and any award received in any such actions shall belong solely to Licensor. Licensor agrees to take such actions as are reasonably requested by Licensee to require third parties who are using the Trademark within the Market during the term of Licensee's exclusive license to cease such use, including written demands to cease and desist such use; provided that Licensor shall not be required to bring legal action against such infringing users. However, if Licensor declines to bring any such action within thirty (30) days after Licensee's written request, Licensee shall have the right to bring such an action in order to protect the exclusivity of its license with respect to the Market. Any award received in any such action brought by Licensee shall belong solely to Licensee.

         4.6 Notices. Any notices, requests, deliveries, approvals or consents required or permitted to be given under this Agreement to Licensee or Licensor shall be in writing and shall be personally delivered or sent by telecopy (with written confirmation to follow via United States first class mail), overnight courier providing evidence of receipt or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such address as may be specified in writing to the other Party hereto):

If to Licensor:

                  Mr. Peter J. Vitulli
                  Amerifit Nutrition, Inc.
                  166 Highland Park Drive
                  Bloomfield, CT 06002

With a copy to:

                  Mintz, Levin, Cohn, Ferris,
                     Glovsky & Popeo, P.C.
                  One Financial Center
                  Boston, MA  02111
                  Attn:  Douglas A. Zingale

If to Licensee:
                  Randy E. Olshen
                  Optim Nutrition, Inc.
                  2401 S. Foothill Dr.
                  Salt Lake City, UT 84109

With a copy to:

                  Kevin R. Pinegar
                  Durham Jones & Pinegar
                  50 South Main, Suite 850
                  Salt Lake City, UT 84044

         Such notices shall be deemed to have been sufficiently given on: (a) the date sent if delivered in person or transmitted by telecopy, (b) the next business day after dispatch in the case of overnight courier or (c) five (5) business days after deposit in the U.S. mail in the case of certified mail.

         4.7 Governing Law. The Parties agree: (i) this Agreement will be construed, interpreted and applied in accordance with the laws of the State of Utah (excluding its body of law controlling conflicts of law); (ii) if any dispute arises concerning this Agreement, such action shall be brought in a state or federal court in the state of incorporation of the defendant in such action (i.e., Utah court if Licensee is the defendant and Delaware court if the Licensor is the defendant), and such court shall have exclusive jurisdiction over any dispute concerning this Agreement and each Party hereby consents to the personal jurisdiction of such court; and (iii) in the event that a dispute shall arise concerning this Agreement, the prevailing Party shall be entitled to recover from the non-prevailing Party all attorneys' fees and costs incurred by the prevailing Party in connection with such dispute, regardless of whether such dispute results in the filing of a lawsuit.

         4.8 Limitations. Except as set forth elsewhere in this Agreement or in a written agreement between the Parties, neither Party grants to the other Party any right or license to any of its intellectual property.

         4.9 Entire Agreement. This is the entire Agreement between the Parties with respect to the subject matter herein. No modification shall be effective unless in writing and signed by the Parties.

         4.10 Waiver. The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

         4.11 Headings. Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

         4.12 Assignment. This Agreement is binding upon and shall inure to the benefit of the parties and their respective successors, representatives and assigns. Licensee may assign this Agreement and Licensee's rights and obligations hereunder to any third party in connection with a sale or transfer of Licensee's rights in the Product to such third party.

         4.13 Force Majeure. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

         4.14     Construction.  The Parties hereto acknowledge and agree that:
(i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

         4.15 Severability. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party's rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

         4.16     Status.  Nothing in this  Agreement is intended or shall be
deemed to constitute a partner, agency,  employer-employee,   or  joint  venture
relationship between the Parties.

         4.17     Indemnification.

         (a) Licensor shall indemnify, defend and hold harmless Licensee, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the "Licensee Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the Licensee Indemnitees, or any of them, in connection with any claims, suits, actions, demands or judgments of third parties alleging that the Trademark infringes a mark of such third party.

         (b) The Licensee Indemnitees shall promptly notify Licensor of any action or claim for which they are to be indemnified hereunder and Licensor shall have the sole right to defend, settle or compromise any such claim or action.

         4.18 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative in two (2) originals.

Amerifit Nutrition, Inc.                  Optim Nutrition, Inc.

By:                                        By:
   ------------------------------------       ---------------------------------
   Peter J. Vitulli, President and CEO        Randy E. Olshen, President


Date:                                      Date:
     ----------------------------------         -------------------------------